Lincoln AssetEdge® SVUL
The Lincoln National Life Insurance Company
Summary Prospectus for New Investors
May 1, 2025

Lincoln Life Flexible Premium Variable Life Account R

This summary prospectus summarizes key features of the Lincoln AssetEdge® SVUL Flexible Premium Variable Life Policy issued by us, The Lincoln National Life Insurance Company.
Before you invest, you should review the prospectus, which contains more information about the Policy’s features, benefits, and risks. You can find the prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The prospectus gives you information about the Policy that you should know before you decide to buy a Policy and make Premium Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference. All prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus.
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YOU MAY CANCEL YOUR POLICY WITHIN THE RIGHT TO EXAMINE PERIOD WITHOUT PAYING FEES OR PENALTIES
You may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this summary prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
Accumulation Value—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, the Holding Account Value, the Indexed Account Value and the Loan Account Value.
Asset Charge—A charge that is deducted from the Indexed Account Options at the beginning of each Segment year from the opening Segment balance before any crediting is calculated or applied.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person(s) or entity(ies) designated to receive the Death Benefit Proceeds upon the second Insured's death.
Cap—the highest interest rate that can be credited to a Segment on an Indexed Account Option.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted prior to payment of the Death Benefit Proceeds. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Debt—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged. May also be referred to as Indebtedness in your Policy.
Eligible Insured—The surviving person(s) on whose life the Policy is issued who has experienced a Qualified Event.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Floor—the guaranteed minimum interest rate applied to an Indexed Account Option regardless of the performance of the S&P 500® Index or Fidelity AIM® Dividend Index.
Full Surrender—The withdrawal of all applicable policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Debt) to prevent Policy Lapse. That period is the later of (a) 31 days after the Grace Notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Holding Account—An account from which value is systematically transferred to an Indexed Account Option according to your allocation instructions on each Monthly Indexed Account Allocation Date. This account is part of the Accumulation Value and is credited with interest daily. The Holding Account is part of our General Account.
Illustration— A hypothetical depiction of policy benefits, charges and expenses, and values based on the options, features and assumptions you or your registered representative specified.
Index—An external index used as a basis to determine the value of the Indexed Account. The Indexes currently used in this Policy are the S&P 500® Index and the Fidelity AIM® Dividend Index.

Index Credit Enhancement—A bonus that applies a percentage increase to the performance-based crediting percentages on Segment Maturity.
Indexed Account—An allocation option under the Policy, which is a part of our General Account, which consists of Indexed Account Options that are eligible for interest based off the Index.
Indexed Account Non-Guaranteed Elements (Indexed Account NGEs)—Any Indexed Account element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. Indexed Account NGEs are defined in each Indexed Account Option section of the Policy Specifications. They include Account Value Enhancement, Indexed Account Enhancement, Asset Charge and the Participation Rate.
Indexed Account Option—An allocation option available under the Indexed Account.
Insured—Each person on whose life the Policy is issued.
Loan Account (Loan Collateral Account)—The account in which policy Debt accrues once it is transferred out of the Sub-Accounts, Fixed Account, and Indexed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals and loans from your Policy will be treated first as income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
No-Lapse Premium—A cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse.
Non-Guaranteed Elements (NGEs)—Any element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. NGEs include the Cost of Insurance Rates, Mortality and Expense Risk (“M&E”) Charge Rate, Premium Load, Monthly Administrative Fee, interest rate used to credit the Fixed Account and Holding Account, Persistency Bonus Rate, and interest rate used to credit the Loan Account.
Owner—The person(s) or entity(ies) designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Participation Rate—reflects how much of the positive performance of the S&P 500® Index or the Fidelity AIM® Dividend Index you will be able to realize under the Indexed Account Options you have chosen.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the initial Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
Second Death—The death of the Surviving Insured.
Segment—A portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account, that lasts for a 12-month term and is eligible for Indexed Credits at the Segment Maturity Date.
Segment Maturity Date—The date when a Segment matures, which is at the end of the 12-month term.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Debt.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
For a Full Surrender, for up to 9 years from the date of the Policy and up to 9 years from each increase in Specified Amount, you could pay a
Surrender Charge of up to $58.80 (5.88%) per $1,000 of the Specified
Amount.
For example, if your Policy has a Specified Amount of $100,000 and you surrender your Policy, you could be assessed a charge of up to $5,880.
•Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			•Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)
•In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
•These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, Administrative Fees, Mortality and Expense
Risk Charges and Policy Loan Interest.
•Certain fees are set based on characteristics of each Insured (e.g., age, gender, and rating classification). You should review your Policy
Specifications page for rates applicable to you.
•Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:
•Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	0.23%	2.44%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			•Principal Risks of Investing in the Policy
Not a Short- Term Investment
•This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
•Surrender Charges apply for up to 9 years from the Policy Date and up to 9 years from the date of any increase in your Specified Amount.
•Charges may reduce the value of your Policy and death benefit.
•Tax deferral is more beneficial to investors with a long-time horizon.
•Principal Risks of Investing in the Policy •Policy Charges and Fees

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in the Policy is subject to the risk of poor investment performance of the investment options. Performance can vary
depending on the performance of the investment options available under the Policy.
•Each investment option (including a Fixed Account investment option)
and Indexed Account Option has its own unique risks. You should review each Underlying Fund’s prospectus before making an
investment decision.
•Principal Risks of Investing in the Policy
Insurance Company Risks
•Any obligations, guarantees, and benefits of the contract including the
Fixed Account investment option are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about
Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life by calling 1-800-487-1485 or by visiting
https://www.lfg.com/public/aboutus/investorrelations/
financialinformation.
•You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/
VULprospectus.
•Principal Risks of Investing in the Policy •Lincoln Life, the Separate Account and the General Account
Policy Lapse
•Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too small in relation to the insurance amount and if investment results of the Sub-Accounts and Indexed
Account Option(s) you have chosen are adverse or are less favorable than anticipated.
•Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the
Policy has Lapsed.
•Principal Risks of Investing in the Policy •Lapse and Reinstatement
	RESTRICTIONS	Location in Prospectus
Investments
•We reserve the right to charge for each transfer between Sub-
Accounts in excess of 24 transfers per year.
•We reserve the right to add, remove, or substitute Sub-Accounts and/
or Indexed Accounts as investment options under the Policy, subject to state or federal laws and regulations. An Underlying Fund may be merged into another Underlying Fund. An Underlying Fund may
discontinue offering their shares to the Sub-Accounts.
•There are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
•Transfer Fee •Sub-Account Availability and Substitution of Funds •Transfers

	RESTRICTIONS	Location in Prospectus
Optional Benefits
•Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-
dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.
•Riders
	TAXES	Location in Prospectus
Tax Implications
•You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the
Policy.
•Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
•There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).
•Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
•Investment professionals typically receive compensation for selling the
Policy to investors.
•Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the
investment professional is not compensated (or compensated less).
•Registered representatives may be eligible for certain cash and non-
cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-
cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.
•Distribution of the Policies and Compensation
Exchanges
•Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
•Change of Plan (located in the SAI)

OVERVIEW OF THE POLICY
What is the purpose of the Policy?
Lincoln AssetEdge® SVUL is a flexible premium variable life insurance policy. Its primary purpose is to provide Owners with death benefit protection as well as growth potential through the variable Sub-Account investments and Indexed Accounts. In exchange for your Premium Payments, upon the death of the second Insured, we will pay the Beneficiary a death benefit. For Owners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long-term investment time horizon. Although Owners have access to their Surrender Value at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the younger Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account or Indexed Accounts. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
For monies allocated to the Indexed Accounts, net Premiums are placed in the Holding Account until the next Monthly Indexed Account Allocation Date. Please see the Allocation of Net Premium Payments section of the prospectus for more information.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure the Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the second Insured, we will pay your designated Beneficiary a death benefit while this Policy remains in force. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also request a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender.
Loans. You may take a loan on the Policy, which is subject to interest. See the Policy Loan section of this prospectus for more information.

Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account and from these accounts to the Indexed Accounts, subject to certain provisions. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. These transfers do not count against the free transfers available. You may incur an additional fee for transfers in excess of 24 transfers in any Policy Year.
Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account  or Indexed Accounts generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or Partial Surrender if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in the Riders section of this prospectus.
STANDARD DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Debt, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the sections of this prospectus headed “Riders” for a discussion of the treatment of benefits paid under the basic Accelerated Benefits Riders and “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the second Insured will be the greater of:
1)
the amount determined by the death benefit option (see below) in effect on the date of the death of the second Insured plus any amount payable upon death of the second Insured from in force riders or benefits and partial surrenders (withdrawals) processed after the second Insured’s date of death, less any Debt; or
2)
an amount equal to the Accumulation Value on the date of death of the second Insured multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Debt. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options:

Option	Death Benefit Proceeds Equal to the	Variability
1
The greater of: the Specified Amount less Debt or a percentage of the Accumulation Value equal to that required by the Internal
Revenue Code to maintain the Policy as a life insurance policy less
Debt. The Death Benefit Proceeds are reduced by any Partial
Surrenders after the date of death of the second Insured.
May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
2
The greater of:
a)the sum of the Specified Amount plus the Accumulation Value as of the date of the second Insured’s death, less any Partial
Surrenders and Debt after the date of death; or
b)the Account Value multiplied by the corridor factor less any
Partial Surrenders or Debt after the date of death of the second
Insured.
May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders and Debt after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the death benefit and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. Non-guaranteed Cost of Insurance Rates will vary by Death Benefit Option, Specified Amount, issue age and premium class. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for Insureds of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on each Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MECs in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for Illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds and any other necessary claims requirements, the Death Benefit Proceeds will be paid. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your

Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Enhanced Overloan Protection Endorsement	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value	Standard
•Automatically issued at Policy purchase if Guideline
Premium Test is chosen. Not available if Cash Value
Accumulation Test is chosen.
•The Policy cannot be a Modified Endowment
Contract.
•Death Benefit Option 1 must be in effect when
exercised.
•Once you exercise the benefit, the following changes
will be made to your Policy:
•We will no longer allow Premium Payments, Policy
Loans, Partial Surrenders, or changes to the Specified
Amount.
•No loan repayments will be accepted.
•All other riders will be terminated.
•No additional Monthly Deductions will be taken.
•The Separate Account Value will be transferred to the
Loan Account.
•The Policy will become paid-up insurance (i.e. no
further payment will be accepted).

Lincoln Survivorship LifeAssure® Accelerated Benefits Rider	Advances up to 100% of the Original Benefit upon the occurrence of a chronic or terminal illness.	Optional
•Available at Policy purchase only.
•Can only be exercised after the death of one Insured.
•Availability subject to underwriting criteria (including
age and state of health) at time of Policy purchase
only.
•The chronic or terminal illness must meet conditions
of the Rider to qualify for payments.
•Benefit payments received will be less than the
amount accelerated because each payment is subject
to a discount factor for early payment.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit Rider for Terminal Illness	Advances up to the Eligible Specified Amount upon the occurrence of a terminal illness.	Optional
•Available at Policy purchase only.
•Will only be paid once and will be paid as a lump
sum.
•Can only be exercised after the death of one Insured.
•Availability subject to underwriting criteria (including
age and state of health) at time of Policy purchase.
•The Eligible Insured must meet the conditions of the
Rider to qualify for payments under terminal illness.
•Benefit payment received will be less than the amount
accelerated because payment is subject to a discount
factor for early payment.
•Advances up to a maximum gross amount of
$250,000 upon the occurrence of a terminal illness.

Lincoln Enhanced Allocation Rider	Provides an Enhanced Value Benefit if conditions are met.	Optional
•Available at Policy purchase.
•Benefit ceases to be available on the Policy when
policyholder terminates, surrenders, dies, lapses or
has no available money in the separate account.
•The Lincoln Enhanced Allocation Rider charge will not
be subtracted from the Policy’s Fixed Account and
Indexed Account.

Supplemental Survivorship Term Insurance Rider (Estate Protection Rider)	Provides term insurance coverage in the amount you select (the “Term Insurance Benefit Amount”) which ends on the fourth anniversary of the Effective Date of the rider.	Optional	•Available at Policy purchase only.
Dollar Cost Averaging
An investment
strategy that divides
up the total amount
to be invested in one
or more Sub-
Accounts over a
specified period of
time. This averages
the purchase cost of
the assets over time
and helps to reduce
the potential impact
of market volatility.
Optional
•Available at Policy issue or any time after Policy issue
by contacting our Administrative Office.
•You may select a quarterly, semi-annual or annual
basis.
•Transfers from the Fixed Account can only be elected
at the time your Policy is issued.
•Systematically transfers amounts from the money
market Sub-Account or on a limited basis from the
Fixed Account.
•Automatically terminates under certain conditions.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Automatic Rebalancing	To periodically restore Sub-Account exposure to a pre- determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional
•Available at Policy issue or any time after Policy issue
by contacting our Administrative Office.
•You may select a quarterly, semi-annual or annual
basis.
•The Fixed Account and the Indexed Account are not
subject to rebalancing.
•May be elected, terminated, or the allocation may be
changed at any time.

Policy Loans	Borrow against the Surrender Value of your Policy.	Optional
•We may limit the amount of your loan so that total
Debt under the Policy will not exceed 90% of an
amount equal to the Accumulation Value less
Surrender Charge.
•Amounts transferred to the Loan Account do not
participate in the performance of the Sub-Accounts or
the Fixed Account.

BUYING THE POLICY
Premiums
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to ensure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus). Any Premium paid after the Second Death will be refunded as port of the Death Benefit Proceeds, unless you submit a request otherwise prior to our payment.
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts, the Fixed Account, and the Indexed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts, the Fixed Account, and the Indexed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
Net Premium Payments allocated to the Indexed Account are placed in the Holding Account until the next “Monthly Indexed Account Allocation Date”. The Monthly Indexed Account Allocation Date is the 15th day of the calendar month. You may change your Indexed Account allocations at any time; however, Indexed Account allocations changes received less than two business days prior to the Monthly Indexed Account Allocation Date will require allocation changes to be delayed until the next Monthly Indexed Account Allocation Date.
Note: For Policies issued in the state of New Jersey: We will declare the Index Participation Rate and Index Growth Cap for each Indexed Account Option offered onto your self-service account portal no less than 10 days prior to the Indexed Allocation date. If we do not declare the Index Participation Rate or Index Growth Cap of an Indexed Account Option at least 10 days prior to an Indexed Allocation Date, you may submit a request to terminate the applicable Indexed Account Option’s(s’) Segment(s) up to 10 days after the Segment Date and provide instructions to us for where to transfer the value of the Segment(s). We will transfer as follows:
•
the value of the Segment(s) on the Segment Date(s), plus;
•
any Asset Charge deducted, minus;
•
any partial surrenders from the Segment(s), minus;
•
any portion of a Monthly Deduction deducted from a Segment(s).
Based on your instructions, we will transfer the value of the Segment(s) to the Fixed Account and/or Sub-Account(s) as instructed. If we do not receive instructions, the value of the Segment(s) will be transferred to the Fixed Account. If there is a Participating Loan against the value of the Segment(s), the Participating Loan will be converted to a Fixed Loan as explained in the “Loan Conversion” section.
Maturing Segments will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account per your allocation instructions.
The amount of Net Premium Payments allocated to the Sub-Accounts, the Fixed Account, and the Indexed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments at any time before the younger Insured’s Attained Age 121 as shown on the policy specifications. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
HOW YOUR POLICY CAN LAPSE
If at any time:
1)
the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)
the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Surrender Value may be insufficient:
1)
because it has been exhausted by earlier deductions;
2)
as a result of poor investment performance;
3)
due to Partial Surrenders;
4)
due to Debt for Policy Loans; or
5)
because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Debt on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, and the Premium requirements of the No-Lapse Provision have not been satisfied, we will send a Grace Notice to you, or any assignee of record at least 31 days before the end of the Grace Period. The Grace Notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the Grace Notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.

Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Second Death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)
it has not been surrendered;
2)
there is an application for reinstatement in writing;
3)
satisfactory evidence of insurability on: (a) both Insureds if the first death has not occurred; or (b) the surviving Insured if lapse occurred after the death of one of the Insureds is furnished to us and we agree to accept the risk for the Insured;
4)
we receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement; and
5)
any loan interest accrued during the Grace Period is paid and any remaining Debt is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.
If you reinstate this Policy on or within 90 days after Lapse, for the purposes of resuming allocations to the Indexed Account following the effective date of reinstatement, transfers may resume on the first Monthly Indexed Account Allocation Date following effective date of reinstatement.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY
You may surrender your Policy, while at least one of the Insureds is living, at any time by submitting a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Debt, less any applicable Surrender Charge (the “Surrender Value”). Policy Debt includes loans under the Policy and Accelerated Benefits paid under the Basic Accelerated Benefits Riders.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts, the Fixed Account, and the Indexed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.

Partial Surrender
You may surrender your Policy, while at least one of the Insureds is living, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Debt, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the basic Accelerated Benefits Riders are Debt under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date of deduction. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Partial Surrender, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1
The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii)
the result of [(1) minus (2)] divided by (3) where:
(1)is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
Percentages Table in the Policy Specifications;
(2)is the Specified Amount immediately prior to the Partial Surrender; and
(3)is the applicable percentage shown in the Corridor Percentages Table in the Policy
Specifications.

2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
If the chart above indicates that the Specified Amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the basic Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the Policy.
Partial Surrender proceeds will generally be paid within 7 calendar days of our receipt of your request.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications for information about specific fees you will pay each year based on the options you have elected.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
•5% in all Policy Years
Premium Tax	When you pay a Premium	Up to 5% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	•Maximum charge: $58.80 (5.88%) per $1,000 of Specified Amount
•Maximum Charge for a Representative Insured (male and female, age 55, standard non- tobacco, in year one): $37.50 per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year	$25 for each additional transfer
*
Charge varies based on individual characteristics of each Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy Illustration from your registered representative.
1
The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 2% to account for state and federal tax obligations.
2
During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 100% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
3
For up to 9 years from the Policy Date and up to 9 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 9 years from the Policy Date or up to 9 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.

Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk**:
•Maximum: $83.333333 per $1,000
•Minimum: $0.00 per $1,000
•Maximum Charge for a Representative Insured (male and female, age 55, standard non- tobacco, in year one): $0.001040 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly	Maximum of 0.25%, effective annual rate, as a percentage of Separate Account Value, calculated monthly
Administrative Fee*	Monthly	Maximum of $50, plus an additional amount up to a maximum of $10 per $1,000 of Initial Specified Amount or increase in Specified Amount[1]
Maximum Asset Charge[2]	The first day a Segment begins	3%
Policy Loan Interest[3]	Annually	Fixed Loan: as a percentage of amount held in the Loan Account.
•4%
Participating Loan: as a percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.
•5.50%
Optional Benefit Charges
Lincoln Survivorship LifeAssure® Accelerated Benefits Rider	Upon each annual lump sum benefit payment for chronic and terminal illness, and upon first monthly benefit payment for each benefit period	$250 deducted from the benefit payment
Accelerated Death Benefit Rider for Terminal Illness	Upon the lump sum benefit payment	$250 deducted from the benefit payment

Charge	When Charge is Deducted	Amount Deducted
Supplemental Survivorship Term Insurance Rider (Estate Protection Rider)*	Monthly (in Policy Years 1 – 4 only)	A dollar amount per $1,000 of Death Benefit.**
•Maximum: $83.333333 per $1,000
•Minimum: $0 per $1,000
•Maximum charge for Representative Insureds (male and female, both age 55, standard non-tobacco, in year one): $0.001040 per $1,000
*
These charges and costs vary based on individual characteristics of each Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy Illustration from your registered representative.
**
Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
1
The additional amount applies for the first 20 Policy Years from the Policy Date or any increase in Specified Amount, currently for the first 20 Policy Years. The additional amount varies based on individual characteristics. A monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount: the maximum additional amount is $10 per $1,000, the minimum amount is $0 per $1,000, and the maximum charge for a Representative Insured (male and female, age 55, standard non-tobacco) is $0.46372 per $1,000.
2
The Indexed Account Asset Charge compensates the Company for the costs of hedging and investment related expenses associated with the Indexed Account.
3
Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1 - 10 and 3% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of 5.50% in years 1 through Attained Age 121. See the section headed “Policy Loans” for a more detailed discussion.
The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.23%	2.44%*
*
The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect.

APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Underlying Funds currently available under the Policy. More information about the Underlying Funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Discovery Value Portfolio - Class A advised by AllianceBernstein L.P.	0.81%	10.02%	8.86%	7.63%
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class A advised by AllianceBernstein L.P.	0.91%[2]	6.21%	9.03%	9.72%
Long-term growth of capital.	American Funds® IS Global Growth Fund - Class 2 advised by Capital Research and Management Company	0.66%[2]	13.68%	9.76%	10.74%
Long-term capital growth.	American Funds® IS Global Small Capitalization Fund - Class 2 advised by Capital Research and Management Company	0.90%[2]	2.33%	3.01%	5.81%
Growth of capital.	American Funds® IS Growth Fund - Class 2 advised by Capital Research and Management Company	0.59%	31.61%	18.83%	16.58%
Long-term growth of capital and income.	American Funds® IS Growth-Income Fund - Class 2 advised by Capital Research and Management Company	0.53%	24.23%	13.01%	12.20%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term growth of capital.	American Funds® IS International Fund - Class 2 advised by Capital Research and Management Company	0.78%	3.16%	1.23%	4.01%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I advised by Franklin Templeton Fund Adviser, LLC	0.81%	10.01%	6.61%	7.29%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A advised by DWS Investment Management Americas, Inc.	0.88%	5.64%	4.36%	3.17%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.66%	33.63%	16.92%	13.50%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.66%	30.27%	18.81%	16.51%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.67%	17.35%	11.23%	9.10%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.47%[2]	7.46%	5.55%	5.53%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.69%	11.50%	6.01%	6.10%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund - Series I Shares	0.90%	0.62%	3.23%	4.36%
Long-term growth of capital. A fund of funds.	Lincoln Hedged S&P 500 Conservative Fund - Service Class[4]	1.04%[2]	10.27%	N/A	N/A
Long-term growth of capital. A fund of funds.	Lincoln Hedged S&P 500 Fund - Service Class[4]	1.05%[2]	13.91%	N/A	N/A
Long-term capital growth.	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.63%[2]	25.93%	12.42%	13.32%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	LVIP American Century Balanced Fund - Standard Class II advised by Lincoln Financial Investments Corporation	0.77%[2]	12.06%	7.05%	6.76%
Long-term capital growth.	LVIP American Century Ultra® Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.65%[2]	N/A	N/A	N/A
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.14%[2]	5.44%	7.96%	9.41%
Long-term capital appreciation.	LVIP BlackRock Equity Dividend Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.65%[2]	7.18%	5.69%	7.18%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	9.51%	6.19%	N/A
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.42%[2]	11.17%	3.56%	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.88%	2.64%	2.52%	2.15%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.83%[2]	1.61%	0.52%	2.67%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	13.42%	4.74%	N/A
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.62%[2]	3.06%	4.61%	N/A
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	20.77%	13.29%	11.80%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.49%	18.45%	12.83%	N/A
Maximum long-term total return consistent with reasonable risk.	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%[2]	1.98%	0.45%	1.77%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.46%[2]	8.90%	3.36%	2.82%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.40%[2]	3.76%	4.48%	4.69%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.36%[2]	27.99%	12.93%	11.08%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%	13.19%	10.15%	8.04%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.76%[2]	7.71%	2.88%	3.71%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.75%[2]	11.15%	4.11%	4.47%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.76%[2]	10.19%	3.66%	4.14%
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	4.94%	2.23%	1.48%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.68%[2]	8.09%	4.03%	4.50%
Maximum total return, consistent with reasonable risk.	LVIP JPMorgan Short Duration Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.47%[2]	4.30%	1.70%	1.89%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Macquarie Bond Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.37%	1.61%	0.04%	1.57%
Total return.	LVIP Macquarie Diversified Floating Rate Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.63%[2]	6.07%	2.67%	2.22%
To maximize long-term capital appreciation.	LVIP Macquarie Mid Cap Value Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.42%	14.82%	9.07%	9.33%
Long-term capital appreciation.	LVIP Macquarie SMID Cap Core Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.80%[2]	14.73%	9.54%	9.52%
To maximize long-term capital appreciation.	LVIP Macquarie Social Awareness Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.43%	21.07%	13.87%	11.87%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Macquarie U.S. Growth Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.72%	34.07%	19.62%	14.51%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Macquarie U.S. REIT Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.83%[2]	7.87%	3.06%	4.31%
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.79%[2]	8.10%	6.25%	7.97%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.61%[2]	11.84%	8.10%	8.70%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	-5.15%	-3.23%	-0.46%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.74%[2]	4.70%	3.48%	4.19%
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%[2]	1.05%	-0.60%	1.03%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%[2]	5.94%	3.60%	4.21%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	3.22%	4.49%	4.98%
Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.	LVIP SSGA Mid-Cap Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.35%[2]	13.55%	9.94%	9.31%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.50%	8.37%	5.52%	5.73%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.50%	9.26%	6.08%	6.24%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4] advised by Lincoln Financial Investments Corporation	0.23%	24.73%	14.24%	12.84%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	11.14%	6.97%	7.38%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP Structured Conservative Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.60%	6.46%	3.70%	4.06%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.56%	9.41%	5.77%	5.60%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.58%	10.48%	6.38%	6.05%
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	23.67%	11.14%	11.96%
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.77%[2]	13.56%	5.48%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.36%	1.42%	-0.57%	0.95%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.32%[2]	22.10%	13.36%	12.03%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.34%[2]	3.86%	3.68%	4.90%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.77%[2]	12.32%	9.11%	8.10%
Long-term capital appreciation.	Macquarie VIP Emerging Markets Series - Standard Class[3] advised by Delaware Management Company	1.16%[2]	5.09%	1.03%	4.05%
Capital Appreciation.	Macquarie VIP Small Cap Value Series - Standard Class[3] advised by Delaware Management Company	0.74%	11.32%	7.15%	7.60%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class advised by Massachusetts Financial Services Company	0.72%[2]	31.47%	14.74%	15.11%
Total return.	MFS® VIT Total Return Series - Initial Class advised by Massachusetts Financial Services Company	0.61%[2]	7.75%	6.16%	6.46%
Total return.	MFS® VIT Utilities Series - Initial Class advised by Massachusetts Financial Services Company	0.79%[2]	11.66%	5.88%	6.29%
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class advised by Pacific Investment Management Company, LLC	2.28%[2]	4.16%	7.10%	1.65%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1 advised by Franklin Advisers, Inc.	0.50%[2]	- 11.13%	-4.60%	-1.79%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Capital Appreciation. A fund of funds.	TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares advised by Valmark Advisers, Inc. This fund will be available on or about May 12, 2025. Please consult your registered representative.	0.54%	11.99%	8.25%	8.14%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio - Class 2 Shares advised by Valmark Advisers, Inc.	0.55%	6.86%	4.68%	4.84%
Preserve capital and provide moderate income and moderate capital appreciation. A fund of funds.	TOPS® Conservative ETF Portfolio - Class 2 Shares advised by Valmark Advisers, Inc. This fund will be available on or about May 12, 2025. Please consult your registered representative.	0.56%	6.00%	3.75%	3.76%
Capital Appreciation. A fund of funds.	TOPS® Growth ETF Portfolio - Class 2 Shares advised by Valmark Advisers, Inc. This fund will be available on or about May 12, 2025. Please consult your registered representative.	0.55%	10.79%	7.38%	7.25%
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares advised by Valmark Advisers, Inc.	0.54%	8.84%	6.06%	6.11%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
2
This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
Investments in Macquarie VIP Series, Macquarie Funds, LVIP Macquarie Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.

4
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Policy, both dated May 1, 2025, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
SEC File Nos. 333-281743; 811-08579
EDGAR Contract Identifier C000255113